EXHIBIT 10.78


                   INTERCREDITOR AGREEMENT (TRAVIS TAX REFUND)

         THIS INTERCREDITOR AGREEMENT (this "Agreement") is made as of ____________, 2002, by and among TRANSAMERICA COMMERCIAL FINANCE CORPORATION ("TCFC"), TMRC, L.L.P. ("Tracker"), GE Commercial Distribution Finance Corporation ("GE") and Transamerica Commercial Finance Corporation as tax refund agent ("the Tax Refund Agent").

         THE PARTIES HERETO agree as follows:

         1. DEFINED TERMS. For purposes of this Agreement the following definitions shall apply:

         (A) "Business Day" shall any day (other than a Saturday or Sunday) on which the Federal Reserve Bank of Chicago is open for business.

         (B) "Creditor" shall mean individually, and "Creditors" shall mean collectively, each of GE, Tracker and TCFC, and their respective successors and assigns.

         (C) "Documents" shall mean the collectively, GE Loan Documents, the Tracker Loan Documents and the TCFC Loan Documents.

         (D) "Event of Default" shall mean any event or condition under any of the Documents that entitles a Creditor or Creditors, as the case may be, that is a party thereto, to accelerate the stated maturity of any of the Obligations owing in respect thereof.

         (E) "GE Debt" shall mean debts, claims, obligations and liabilities of the GE Obligors to GE, whether primary, secondary, direct, contingent, fixed, owed by a GE Obligor to a third party and acquired by GE or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, including, without limitation, all amounts owed or to become due pursuant to the GE Loan Documents and all renewals, extensions, replacements and modifications thereof.

         (F) "GE Loan Documents" shall mean shall mean all now existing or hereafter created notes, loan agreements, security agreements, guarantees, subordination agreements, waivers, certificates, mortgages, assignments, indemnities, agreements, instruments or other documents (and any amendments, substitutions, restatements, extensions and renewals to the foregoing) which create, evidence, secure or otherwise relate to the GE Debt.

         (G) "GE Obligors" shall mean the Persons identified on Schedule I to this Agreement and any other Person now or hereafter becoming an obligor on the GE Debt.

         (H) "Lien" shall mean individually and "Liens" shall mean collectively any and all liens, security interests, encumbrances, pledges, mortgages, chattel mortgages or other interests.

         (I) "Obligations " shall mean the GE Debt, the Tracker Debt and the TCFC Debt.

         (J) "Parent" shall mean Travis Boats & Motors, Inc.

         (K) "Person" shall mean individually, and "Persons" shall mean collectively, any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).

         (L) "Recovery" shall have the meaning set forth in Section 11 of this Agreement.

         (M) "Security Interest" shall mean as to any item of tangible or intangible property, any lien or interest therein or right (including an assignment) with respect thereto, whether such interest or right is created under a contract, note, bond, indenture, deed, mortgage, deed of trust, security agreement, pledge, hypothecation agreement, assignment or other agreement or arises by operation of law or statute (such as, but not limited to, a statutory lien for work or materials or rights of setoff), as a result of a judgment, or

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under any form of  preferential  or title  retention  agreement  or  arrangement
(including a conditional sale agreement or a lease) that has substantially the same economic effect as any of the foregoing.

         (N) "Tax Refund" shall mean all monies and claims from monies due and/or to become due to Parent from the United States of America or any department or agency thereof arising out of any application in the name of Parent for an income tax refund for any tax year, filed or to be filed at any time or from time to time by Parent with the Internal Revenue Service, including, but not limited to, the application in the name of Parent for an income tax refund for tax year 2002.

         (O) "Tax Refund Agent Obligations" shall mean exclusive of all the TCFC's Obligations, all obligations, liabilities, costs, expenses (including, without limitations, any funds advanced for insurance premiums and/or protection of the Tax Refund), reasonable expenses and reasonable fees arising from, or incurred by, Tax Refund Agent when acting in such capacity, including, without limitation, court costs and reasonable attorneys' and accountants' fees and expenses and the fees of any special consultant assisting in pursuing Recovery or any enforcement action with respect to the Tax Refund, all obligations of Tax Refund Agent to indemnify any third party in connection with the Tax Refund or acting as Tax Refund Agent, whether now existing or hereafter created, absolute or contingent, and whether due or not due.

         (P) "Tax Refund Security Documents" shall mean the agreements, documents and instruments in favor of the Tax Refund Agent relating to the Tax Refund securing the Obligations, as may be amended, replaced, supplemented and/or restated from time to time.

         (Q) "TCFC Debt" shall mean debts, claims, obligations and liabilities of the TCFC Obligors to TCFC, whether primary, secondary, direct, contingent, fixed, owed by a TCFC Obligor to a third party and acquired by TCFC or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, including, without limitation, all amounts owed or to become due pursuant to the TCFC Loan Documents and all renewals, extensions, replacements and modifications thereof.

         (R) "TCFC Loan Documents" shall mean shall mean all now existing or hereafter created notes, loan agreements, security agreements, guarantees, subordination agreements, waivers, certificates, mortgages, assignments, indemnities, agreements, instruments or other documents (and any amendments, substitutions, restatements, extensions and renewals to the foregoing) which create, evidence, secure or otherwise relate to the TCFC Debt.

         (S) "TCFC Obligors" shall mean the Persons identified on Schedule II to this Agreement and any other Person now or hereafter becoming an obligor on the TCFC Debt.

         (T) "Tracker Debt" shall mean debts, claims, obligations and liabilities of the Parent to Tracker, whether primary, secondary, direct, contingent, fixed, owed by a Parent to a third party and acquired by Tracker or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, including, without limitation, all amounts owed or to become due pursuant to the Tracker Loan Documents and all renewals, extensions, replacements and modifications thereof.

         (U) "Tracker Loan Documents" shall mean shall mean all now existing or hereafter created notes, loan agreements, security agreements, guarantees, subordination agreements, waivers, certificates, mortgages, assignments, indemnities, agreements, instruments or other documents (and any amendments, substitutions, restatements, extensions and renewals to the foregoing) which create, evidence, secure or otherwise relate to the Tracker Debt.

         (V) "Travis Obligors" shall mean collectively, the TCFC Obligors and the GE Obligors.

         (W) "Triggering Event": the occurrence of any of the following events:

                  (i) Tax Refund Agent's receipt of a written notice from the Creditors directing Tax Refund Agent to exercise any remedy against all or any part of the Tax Refund from and after the occurrence of an Event of Default that has not been waived in writing, or

                  (ii) Any of the Travis Obligors (a) fails to pay, or admits in writing its inability to pay, its debts generally as they become due, or otherwise becomes insolvent (however evidenced), (b) makes an assignment for the benefit of creditors, (c) files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or

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any trustee for itself or any  substantial  part of its property,  (d) commences any proceeding relating to itself under any reorganization, arrangement, readjustment of debt, dissolution (except into another Travis Obligor) or liquidation law of any jurisdiction, whether now or hereafter in effect, (e) has commenced against it any such proceeding which remains undismissed for a period of 60 days, or by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for it or of any substantial part of its property, or allows any such receivership or trusteeship to continue undischarged for a period of 60 days; or (f) takes any action to authorize any of the foregoing;

                  (iii) the Tax Refund Agent's receipt of written notice from any Creditor (which notice shall be given both via telecopy and overnight courier (costs prepaid), with a good faith effort to make a telephone confirmation of receipt of such notice promptly after sending, and a good faith effort to send such notice by similar means to each other Creditor, but the failure to notify the other Creditors will not affect whether any event set forth in this definition shall have occurred) in respect to whom a payment of principal or interest on any of the Obligations held by such Creditor was not timely made (but only during the continuance of any such failure) after the lapse of any grace period provided for under the relevant Documents, and whether by acceleration or otherwise, or

                  (iv) from and after the occurrence of an Event of Default that has not been waived in writing, any Creditor files suit against any of the Travis Obligors with regard to the GE Debt, the Tracker Debt or TCFC Debt; or

                  (v) any Creditor accelerates any Obligations pursuant to the terms of the relevant documents governing such Obligations.

         (X) "UCC" shall mean the Uniform Commercial Code of the State of Illinois, as such may be amended from time to time.

         2. OTHER AGREEMENTS OF GE. GE represents, warrants and agrees that:

         (A) it waives: (i) notice of the existence, creation, renewal, extension of the TCFC Debt and/or the Tracker Debt (or any increase in the amount of theTCFC Debt and/or the Tracker Debt); and (ii) any right to require TCFC or Tracker to collect, enforce or realize upon the TCFC Debt;

         (B) notwithstanding anything contained in the GE Loan Documents, the Liens granted in favor of TCFC and/or Tracker shall not violate any negative pledge covenants contained in the GE Loan Documents.

         3. OTHER AGREEMENTS OF TCFC. TCFC represents, warrants and agrees:

         (A) that it waives: (i) notice of the existence, creation, renewal, extension of the GE Debt and/or the Tracker Debt (or any increase in the amount of the GE Debt and/or the Tracker Debt thereof); and (ii) any right to require GE or Tracker to collect, enforce or realize upon the GE Debt;

         (B) notwithstanding anything contained in the TCFC Loan Documents, the Liens granted in favor of GE and/or Tracker shall not violate any negative pledge covenants contained in the TCFC Loan Documents.


         4. OTHER AGREEMENTS OF TRACKER. Tracker represents, warrants and agrees:

         (A) that it waives: (i) notice of the existence, creation, renewal, extension of the GE Debt and/or the TCFC Debt (or any increase in the amount of the GE Debt and/or the TCFC Debt thereof); and (ii) any right to require GE or TCFC to collect, enforce or realize upon the GE or TCFC debt;

         (B) notwithstanding anything contained in the Tracker Loan Documents, the Liens granted in favor of GE and/or TCFC shall not violate any negative pledge covenants contained in the Tracker Loan Documents.

         5. Appointment of TAX REFUND Agent. Each Creditor hereby appoints and authorizes TCFC to act as Tax Refund Agent and TCFC hereby agrees to act as Tax Refund Agent for the Creditors, as contemplated in the Tax Refund Security


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Documents and in this Agreement.  Pursuant to the Tax Refund Security Documents,
Tax Refund Agent is granted a Security Interest in the Tax Refund for the benefit of each Creditor. Each Creditor hereby authorizes and directs Tax Refund Agent to enter into the Tax Refund Security Documents and any other instruments incidental thereto and to execute, and record or file (as appropriate), all financing statements, assignments, Tax Refund Security Documents, and other filings and recordings in connection therewith.

         6. Enforcement Rights of Creditors. No Creditor shall have any right to exercise any rights or remedies with respect to the Tax Refund, and each Creditor agrees with each other Creditor and Tax Refund Agent that it shall not, and shall not attempt to, exercise any rights or remedies with respect to the Tax Refund and all such rights and remedies shall only be exercised by or through the Tax Refund Agent on behalf of the Creditors, whether pursuant to any Document, the Tax Refund Security Document, agreement or otherwise; provided however, that nothing in this Section shall prohibit Tax Refund Agent from exercising any powers, rights and remedies expressly set forth under this Agreement or under the Tax Refund Security Documents ; and provided further, however, nothing contained in this Section shall prohibit a Creditor from exercising any rights of setoff, subject to the terms of this Agreement. Nothing contained herein shall limit or impair any Creditor's ability to (i) manage its Obligations, (ii) accelerate all or any part of its respective Obligations, or
(iii) take any action with respect to, or against, the Parent, any of the Travis Obligors, or their respective assets (other than the Tax Refund), including the filing of any involuntary petition in bankruptcy.

         7. Bankruptcy--Permitted Actions by Creditors. Notwithstanding anything contained herein to the contrary: (i) each Creditor and Tax Refund Agent shall be permitted to file its own proof of claim or other necessary documentation in any bankruptcy or insolvency proceeding of the Parent or any of the Travis Obligors and (ii) each Creditor and Tax Refund Agent shall be permitted, in its sole and absolute discretion, to provide debtor-in-possession financing or any other type of financing to Parent or any of the Travis Obligors after the Parent or any of the Travis Obligors becomes (for whatever reason) subject to a bankruptcy or insolvency proceeding (collectively "Post-Petition Financing"); provided, however, that nothing herein shall be deemed to be a waiver of any right that any Creditor or Tax Refund Agent may have to object to the terms of any such Post-Petition Financing.

         8. Enforcement Rights and Powers of TAX REFUND Agent.

         A. Tax Refund Agent (i) shall exercise, only with respect to the Tax Refund after a Triggering Event and during the continuance thereof, and only with the consent of, or direction by, all of the Creditors, all or some of the rights and remedies (including, without limitation, all rights with respect to any power of attorney designation) (A) available to it under the Tax Refund Security Documents, (B) of GE under the GE Documents, Tracker under the Tracker Documents, and TCFC under the TCFC Documents, and (C) in any case, available to it at law or at equity, whether judicial or non-judicial, to the same extent as if such rights and remedies were specifically enumerated herein, (ii) may exercise, at any time, and from time to time, such powers and rights under this Agreement as are specifically delegated or granted to Tax Refund Agent pursuant to the terms hereof which by the terms hereof do not require the consent or direction of the Creditor or the occurrence of a Triggering Event, and (iii) may exercise, such powers, rights and remedies as are reasonably incident to the powers specified in the foregoing clauses (i) and (ii) and subject, in the case of clause (i), to the consent or direction of the Creditors. Tax Refund Agent shall have no implied duties or any obligation to take any action under this Agreement except any action specifically provided by this Agreement to be taken by it. Notwithstanding anything in this Agreement to the contrary, if a Triggering Event has previously occurred with respect to any specific set of facts, no further notice of the occurrence of any further event with respect to such specific set of facts is required of any party.

         B. Notwithstanding clause 8 A(ii) above, at any time, without the Creditors' consent, the Tax Refund Agent may, in its sole discretion, take such action as the Tax Refund Agent believes in its commercially reasonable judgment is reasonably necessary to preserve the Tax Refund or the value thereof, or preserve, create or perfect its Security Interests (including priority thereof) in the Tax Refund. Tax Refund Agent shall not be required to take any such action but if it does take any such action it shall have no liability to any of the Creditors and shall be fully indemnified and held harmless for any such action as provided for herein and in the Tax Refund Security Documents, except for the Tax Refund Agent's gross negligence or willful misconduct.

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         9. Amendment to GE Documents,  TCFC DOCUMETS and TRACKER Documents.  GE
may enter into any amendment, modification or restatement of any GE Document, without the consent of TCFC, Tracker or Tax Refund Agent. TCFC may enter into any amendment, modification or restatement of any TCFC Document, without the consent of GE, Tracker or Tax Refund Agent. Tracker may enter into any amendment, modification or restatement of any Tracker Document, without the consent of GE, TCFC or Tax Refund Agent.

         10. Actions Requiring Consent of all Creditors. No amendment or modification or waiver of any provision of this Agreement or any Security Document shall be effective unless it is in writing and signed by Tax Refund Agent and each of the Creditors.

         Unless Tax Refund Agent and all Creditors consent in writing, neither Tax Refund Agent nor any Creditor shall take, or attempt to take, any action that would result in (i) the release of any interest of Tax Refund Agent or any Creditor in the Tax Refund, or a material adverse affect on the rights or remedies of the Tax Refund Agent or Creditors under the Documents with regard to the Tax Refund; and (ii) the subordination of its interest in any of the Tax Refund to, or placement of its interest in any of the Tax Refund on parity with, the interests of any other Person. All reasonable costs, fees and expenses incurred in connection with a release of Tax Refund, including all reasonable legal fees and expenses of Tax Refund Agent, shall be paid by Parent.

         11. Proceeds of TAX REFUND. All amounts, payments, property, and other proceeds received by, or under Tax Refund Agent's control in respect of, the Tax Refund, including, without limitation, insurance and condemnation proceeds, distributions from any bankruptcy or reorganization proceedings or from any liquidator or receiver of any nature whatsoever with regards to the Tax Refund, and proceeds of the disposition of or arising out of any Tax Refund (a "Recovery"), shall be promptly distributed by the Tax Refund Agent to GE, Tracker and TCFC as set forth below. Each Creditor shall immediately pay over to Tax Refund Agent, for the benefit of the Creditors, any Recovery received by such Creditor.

         Within three Business Days after the receipt of a Recovery by Tax Refund Agent, Tax Refund Agent shall deduct the amount of the Tax Refund Agent Obligations and all indemnification amounts due it hereunder and the Tax Refund Security Documents, and distribute the balance of such Recovery to Creditors for application to the Obligations in the following order of priority:

         first, to reimburse Creditors for any costs and expenses and indemnity obligations previously paid or advanced by such Creditors to the Tax Refund Agent in respect of this Agreement or the Tax Refund;

         second, 33 1/3% to GE, 33 1/3% to Tracker and 33 1/3% to TCFC to be applied to the respective portion of their Obligations solely with respect to loans made based solely on the Tax Refund..

         third, so long as no Event of Default has occurred, any remaining amounts shall be paid to Parent, the Travis Obligors, or such other Persons as shall be legally entitled thereto, otherwise, 33 1/3% to GE, 33 1/3% to Tracker and 33 1/3% to TCFC to be applied to their respective Obligations as they each deem fit in their respective sole and absolute discretion.

         12. No Impact on Parent's Obligations. Nothing contained herein shall be deemed to affect the obligation of the Parent to timely pay (or any Guarantor's obligation to timely pay) the TCFC Debt, the Tracker Debt and the GE Debt as set forth in the respective Documents.

         13. Returned Recovery. In the event any Creditor or Tax Refund Agent is required by final order of any court of competent jurisdiction to pay to Parent, any Guarantor, or any of their Subsidiaries, or any of their respective successors or trustees, a Recovery that had originally been received by such Creditor or Tax Refund Agent (a "Returned Recovery"), each other Creditor shall return to Tax Refund Agent all payments such other Creditor received in respect of the Recovery relating to such Returned Recovery for (i) payment of all or any portion of such amount to Parent, a Guarantor, or any of their Subsidiaries, or their respective successor or trustee, if applicable, or (ii) redistribution of such amount by Tax Refund Agent, with GE receiving 33 1/3%, Tracker receiving 33 1/3% and TCFC receiving 33 1/3%, in each case, consistent with any such court order. Such Creditor or Tax Refund Agent, as the case may be, shall provide written notice to the other Creditors upon receipt of a final order of any court requiring a Returned Recovery and each Creditor shall return all payments required under this Section to Tax Refund Agent within five Business Days of such notice.

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         14.  Representations  and Warranties of TAX REFUND Agent and Creditors.
Each Creditor and Tax Refund Agent respectively represents and warrants to each other Creditor and Tax Refund Agent (in the case of the other Creditors), but not for the benefit of any other Person (including, without limitation, the Parent, any Guarantor or any of their Subsidiaries), that:

         A. Authorization; No Conflict. The execution and delivery of this Agreement and the performance by it of its obligations under this Agreement are within its corporate powers, and have been duly authorized by all necessary corporate action.

         B. Obligations and Tax Refund. Except as disclosed in the Documents or otherwise in writing to the Creditors and the Tax Refund Agent, it has not (other than indirectly through the Tax Refund Agent), prior to the date of this Agreement, taken any Security Interest or other right in the Tax Refund.

         C. Independent Determination of the Creditworthiness of Parent and The Travis Obligors. Each creditor has independently, and without relying on any other Creditor, and based on such documentation and information as it deems appropriate, made loans to Parent and made its own credit analysis of Parent, The Travis Obligors and their Subsidiaries and its decision to enter into this Agreement. It acknowledges its obligation, independently and without reliance on any other Creditor and based on such information and documentation as it deems appropriate from time to time, to continue to make its analysis of the creditworthiness of Parent, the Travis Obligors, and their Subsidiaries and its decisions with respect to taking or not taking action under this Agreement.

         D. Enforceability. This Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles of general application.

         15. Certain Notices; Access to Information; Cooperation.

         A. Notice of Payment Event of Default, Commencement of Action, Other Event of Default. Each Creditor shall, within two Business Days of (i) providing written notice to Parent or any Guarantor of an Event of Default involving the nonpayment of principal or interest of the Parent's Obligations to such Creditor use reasonable efforts to send written notice to each other Creditor and the Tax Refund Agent (if different than such Creditor) of such Event of Default, and
(ii) commencing any action or proceeding against the Parent or any Guarantor, use reasonable efforts to send written notice to each other Creditor (if different than such Creditor) of the commencement of any such action or proceeding; provided, however, if no written notice is given to each Creditor and Tax Refund Agent of any such action or proceeding, each Creditor agrees to use reasonable efforts to give notice to each other Creditor and Tax Refund Agent (if different from such Creditor) within two Business Days of the commencement of any such action or proceeding. In addition, each Creditor agrees to use its reasonable efforts to send to each other Creditor and Tax Refund Agent a copy of any written notice of a breach or Event of Default under such Creditor's Documents, within two Business Days of sending such notice to the Parent or any Guarantor. Notwithstanding the foregoing provisions of this Section , no Creditor shall have liability to any other Creditor for failure to provide any such notice (unless such failure was due to such Creditor's willful misconduct).

         B. Notice of Bankruptcy. Each Creditor agrees to make reasonable efforts to give notice to each other Creditor and Tax Refund Agent (if different from such Creditor) on the date of such Creditor having instituted or caused to be instituted against the Parent or any Guarantor, any involuntary petition for any form of relief under any provision of Title 11, United States Code, as amended from time to time, or any other bankruptcy or insolvency law of any jurisdiction.

         C. Notice of Acceleration. Each Creditor shall, simultaneously with the giving of written notice to the Parent or any Guarantor of an acceleration of the Obligations owing to such Creditor under its respective Documents, give the same notice to each of the other Creditors and the Tax Refund Agent (if different from such Creditor); provided, however, if no written notice is given to each Creditor and Tax Refund Agent, each Creditor agrees to use reasonable

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efforts to give notice to each other Creditor and Tax Refund Agent (if different from such Creditor) within two Business Days of the acceleration of any of the Obligations owed to it. Notwithstanding the foregoing provisions of this Section, no Creditor shall have liability to any other Creditor for failure to provide any such notice (unless such failure was due to such Creditor's willful misconduct).

         D. Notice of Cure of Certain Triggering Events. With respect to the Creditor(s) who gave notice of the Triggering Event described in clause (iii) of the definition of Triggering Event, such Creditor(s) shall, promptly upon a cure of such event (if any) to the satisfaction of such Creditor, notify each other Creditor and the Tax Refund Agent. If no other Triggering Event has occurred, then the Triggering Event described in clause (iii) of such definition shall no longer be in effect at the opening of business on the date of Tax Refund Agent's receipt of such notice of cure from such Creditor. Nothing contained in this Agreement shall require any Creditor to agree that any breach or Event of Default under its Documents has been cured by the Parent.

         E. Cooperation. At all times, each Creditor agrees to use its commercially reasonable efforts to be reasonably available to the other Creditors to discuss matters arising under this Agreement. Each Creditor shall also use its commercially reasonable efforts to cooperate with Tax Refund Agent and each other Creditor in connection with any and all enforcement efforts of Tax Refund Agent with respect to the Tax Refund. Each Creditor agrees to use its good faith reasonable efforts to be available to discuss and, if necessary, make decisions regarding possible enforcement efforts or other actions with respect to the Tax Refund.

         16. Limitation of Liability. No Creditor assumes any responsibility for the representations or warranties nor for the execution, validity or enforceability of the respective Documents of any other Creditor, nor shall any Creditor be under any obligation to any other Creditor to take any action to protect, preserve or keep insured all or any portion of any of the Tax Refund.

         17. Matters Relating to TAX REFUND Agent.

         A. Duties of Tax Refund Agent. Tax Refund Agent shall be responsible for the prosecution of all collection and enforcement efforts on behalf of the Creditors against or in respect of Tax Refund, and in doing so shall follow the instructions of all of the Creditors and act with the powers and rights granted hereunder.

         B. Compensation and Reimbursement of Fees and Expenses. All Tax Refund Agent Obligations shall be reimbursed to Tax Refund Agent by Parent and guarantied by the Travis Obligors. If Parent or the Travis Obligors fail to pay any such Tax Refund Agent Obligations as provided for in the Tax Refund Security Documents and the Documents, Tax Refund Agent shall be entitled to deduct the amount of any such Tax Refund Agent Obligations from each Recovery before distribution to Creditors. If at any time Tax Refund Agent is owed any Tax Refund Agent Obligations, then Tax Refund Agent may demand that the Creditors reimburse Tax Refund Agent for such amounts, with each Creditor liable for 33 1/3% of such total amount, and each Creditor agrees to promptly make such payment to the Tax Refund Agent upon demand.

         C. General Immunity. Neither Tax Refund Agent nor any of its directors, officers, employees, attorneys, or agents shall be liable to any Creditor, its officers, directors, employees, representatives, attorneys, or agents, for any action taken or omitted to be taken by Tax Refund Agent hereunder or in connection with this Agreement while acting in the capacity of Tax Refund Agent in the absence of the gross negligence or willful misconduct of Tax Refund
Agent, as shall have been determined in a final non-appealable judgment of a court of competent jurisdiction or in connection with a settlement by which the Tax Refund Agent is bound.

         D. No Responsibility for Other Agreements. Tax Refund Agent shall not be responsible to any Creditor for any recitals, reports, statements, representations, or warranties contained in any Documents or any of the foregoing delivered by the Parent or any Guarantor from time to time, or made at any time (whether in writing or orally) in connection with any of the Documents or any and all instruments, agreements or documents executed, issued or delivered pursuant thereto, or in connection therewith, or the truth or accuracy of any of the foregoing. Tax Refund Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms thereof, including, without limitation, the use by Parent of proceeds of any extension of credit.

         E. Right to Indemnity. To the extent and as provided in this Agreement, the Acknowledgement and Consent attached hereto, and in the Tax Refund Security Documents, Tax Refund Agent shall be indemnified by Parent (and with the Parent's indemnification obligation being guarantied by the Travis Obligors) against Tax Refund Agent Obligations that may be incurred by Tax Refund Agent from time to time, including, without limitation, by reason of taking, or refraining from taking, any action under this Agreement or the Tax Refund Security Documents. To the extent Parent and The Travis Obligors shall fail to perform any such indemnity obligation to Tax Refund Agent promptly upon demand, then each Creditor (without any further action by any such Creditor), agrees to indemnify and hold harmless Tax Refund Agent from and against 33 1/3% of any liability, obligation, claim, suit, judgment or expense, including legal fees, court costs and costs of investigating and settling any claim or suit (collectively, "Indemnifiable Claims") incurred, arising or alleged to have been incurred or have arisen, in connection with an act or omission of Tax Refund Agent in connection with its performance as Tax Refund Agent, unless arising out of the gross negligence or willful misconduct of Tax Refund Agent and promptly upon demand to pay such amounts to the Tax Refund Agent.

         F. Action on Instructions. Tax Refund Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the Documents, if done or omitted in accordance with the instruction of all of the Creditors, as applicable, and such instructions and any action taken, or not taken, by Tax Refund Agent pursuant to such instructions shall be binding on all of the Creditors.

         G. Employment of Agents and Counsel. Tax Refund Agent may execute any of its duties under this Agreement by or through employees, agents, representatives, and attorneys-in-fact. Tax Refund Agent shall be entitled to employ, rely upon, and receive advice of counsel (including counsel who are the employees of Tax Refund Agent) concerning all matters pertaining to this Agreement, including, without limitation, matters pertaining to the agency hereby created.

         H. Reliance on Documents and Counsel. Tax Refund Agent shall be entitled to rely upon any notice, consent, waiver, amendment, certificate, affidavit, letter, telecopy, telegram, statement, paper or document executed, delivered or issued pursuant to, or in connection with, this Agreement or any of the Documents, believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel (including counsel who are employees of Tax Refund Agent) selected by Tax Refund Agent.

         I. May Treat Payee as Owner. Tax Refund Agent may deem and treat the signatories to this Agreement and the assignees thereof permitted under the GE Agreement (in the case of the GE Debt) or permitted under the TCFC Agreement (in the case of the TCFC Debt) and which, in the case of any assignee, has complied with the terms of Section 18, as the owners of the Obligations, unless and until a written notice of the assignment or transfer of such Obligations shall have been received by Tax Refund Agent.

         J. Rights as a Creditor. With respect to the Obligations, Tax Refund Agent (if it is a Creditor), in its individual capacity as a Creditor, shall have and may exercise the same rights and powers under this Agreement and its Documents as any other Creditor has under this Agreement and its Documents. The terms "Creditor" and "Creditors," shall include Tax Refund Agent in its individual capacity as Creditor. Tax Refund Agent (if it is a Creditor), in its individual capacity as a Creditor, may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with Parent, The Travis Obligors or any of their Subsidiaries as if it were not Tax Refund Agent.

         K. Resignation or Replacement of Tax Refund Agent. Tax Refund Agent at any time may resign, effective upon thirty (30) days prior written notice executed and delivered by Tax Refund Agent to each of the Creditors. Tax Refund Agent may be removed at any time effective upon thirty (30) days' prior written notice executed and delivered by duly authorized signatories of 2/3 of the Creditors to Tax Refund Agent (a "Removal Notice"). Upon any such resignation or removal, without any other formality, other than the appointment and designation in writing of a replacement Tax Refund Agent as described herein, a copy of which instrument or writing shall be sent to each of the Creditors and Tax Refund Agent, Creditors may appoint a successor to Tax Refund Agent, which shall be a financial institution or financial services entity (i) organized under the laws of the United States of America or any state thereof, (ii) that has a combined capital and retained earnings of not less than $500,000,000 and (iii) whose long-term unsecured debt obligations are rated "A" by Moody's Investor Service, Inc. and its successors, or "A" or higher by Standard & Poor's Ratings Services, presently a division of The McGraw-Hill Companies, Inc., and its successors (or any equivalent rating if such ratings no longer exist). One or more such appointments and designations of a successor Tax Refund Agent shall not exhaust the right to appoint and designate further successor Tax Refund Agents hereunder. Notwithstanding anything to the contrary contained in this Section, the resigning or removed Tax Refund Agent shall be discharged and released from its duties and obligations hereunder and such successor Tax Refund Agent shall succeed to and become vested with all the rights, powers, privileges and duties conferred hereby and by the other Documents upon the Tax Refund Agent named herein, when all the Tax Refund held by the resigning or removed Tax Refund Agent has been delivered to the successor Tax Refund Agent, such successor Tax Refund Agent has executed and delivered to each Creditor an instrument accepting such appointment and the resigning or removed Tax Refund Agent and such successor Tax Refund Agent have executed and delivered such filings, recordings and other instruments (including, without limitation, UCC-3 assignments) as are necessary to evidence the appointment of such successor Tax Refund Agent. If no successor shall be appointed and approved on or prior to the third (3rd) business day preceding the effective date of any such resignation or removal, a resigning Tax Refund Agent may appoint a successor Tax Refund Agent in accordance with the requirements above for appointment of a successor Tax Refund Agent by Creditors or a removed or resigning Tax Refund Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed by Required Creditors as above provided.

         L. Authority to Represent Creditors. Whenever Tax Refund Agent shall take any action provided by this Agreement to be taken by Tax Refund Agent on behalf of Creditors or any Creditor, all Persons shall be entitled to assume that Tax Refund Agent is fully authorized to act on behalf of Creditors or such Creditor.

         18. Subsequent Creditors. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Creditors, each of their respective successors, transferees and assigns and each person or entity that purchases a participation in the Obligations. All Creditors, other than those originally executing this Agreement, who hereafter become Creditors, whether as a successor to a Creditor or by assignment of any interest in any of the Obligations owed to any Creditor who is signatory to this Agreement on the date of this Agreement, shall immediately upon becoming a successor thereof or as a condition to the assignment of any such interest, as the case may be, agree in writing to be bound by the terms hereof by executing a counterpart of this Agreement. Each Creditor represents and warrants to the other Creditors and Tax Refund Agent that as of the date hereof it has not sold any participation interest in or pledged or otherwise collaterally assigned any interest in the Obligations owed to it. Each Creditor agrees that it will not sell any participation interest in or pledge or otherwise collaterally assign any interest in such obligations unless such disposition is made subject to the terms of this Agreement. GE hereby agrees that, upon request, it will promptly enter into an agreement on substantially identical terms as this Agreement with any Person that succeeds to or replaces TCFC or Tracker in providing a similar type of financing to Borrower; TCFC hereby agrees that, upon request, it will promptly enter into an agreement on substantially identical terms as this Agreement with any Person that succeeds to or replaces the GE or Tracker in providing a similar type of financing to Borrower. Tracker hereby agrees that, upon request, it will promptly enter into an agreement on substantially identical terms as this Agreement with any Person that succeeds to or replaces the GE or TCFC in providing a similar type of financing to Borrower.

         19. Repayment of TCFC, tracker and GE. In the event that either GE, Tracker or TCFC are repaid in full, then the remaining Creditors may, at their option, keep this Agreement in place so that the Tax Refund Agent shall remain, or cause the Tax Refund Agent to assign its Security Interests to the remaining Creditors (or their designees), all without affecting or impairing the Security Interests, rights or remedies of Tax Refund Agent, including, without limitation, the priority of such Security Interests.

         20. Negotiated Transaction. Each Creditor, and the Tax Refund Agent each represent to each other party hereto that in the negotiation and drafting of this Agreement each has been represented by and has relied upon the advice of counsel of its choice. Each Creditor and the Tax Refund Agent affirm that its counsel has had a substantial role in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by each of the parties hereto, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

         21. Relationship among Creditors; No Joint Venture. Except for purposes of Tax Refund Agent perfecting its Security Interests in the Tax Refund in all appropriate jurisdictions, notwithstanding anything to the contrary herein contained or implied, no Creditor by this Agreement nor any action pursuant hereto, shall be deemed to be a partner of, or joint venturer with, any other Creditor or Tax Refund Agent, and each Creditor hereby agrees to defend against any construction, judicial or otherwise, of the parties' relationship as such.

         22. No Third Party Rights. All of the understandings, agreements, representations and warranties contained herein are solely for the benefit of Creditors, and there are no other Persons, including, without limitation the Parent or any of its Subsidiaries (including the Travis Obligors), who are intended to be benefited, in any way whatsoever, by this Agreement. This Agreement is solely for the benefit of the parties hereto and the Creditors, and their respective successors and assigns, and no other Person (including, without limitation, Parent or any Guarantor) has any right, benefit, priority or interest under, or because of the existence of, this Agreement; consequently, neither the Parent, the Travis Obligors nor any other Persons shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the provisions of this Agreement or the failure of any Creditor to comply with such provisions.

         23. This Agreement Controls over Conflicting AgreemenTS. With respect to the parties hereto, in the event the terms of any other document or agreement, including, without limitation, any Document, conflicts with the terms of this Agreement, the applicable provision of this Agreement shall be deemed to govern and control in all circumstances and in all respects.

         24. Continuing Agreement. This Agreement shall constitute a continuing agreement of subordination. TCFC, GE and Tracker may, with or without notice to each other or any other Person and without in any way impairing or affecting this Agreement: (A) lend monies, extend additional credit and make other financial accommodations to or for the account of the Parent, the TCFC Obligors or the GE Obligors (as appropriate) on the faith hereof; (B) enter into any such agreement or agreements with the Parent, the TCFC Obligors or the GE Obligors (as appropriate) as each may deem proper extending the time of payment or renewing or otherwise altering the terms of any of the Tracker Debt, TCFC Debt or the GE Debt, as applicable; or (C) assign, exchange, participate, sell, surrender, or otherwise deal with the Tracker Loan Documents, the GE Loan Documents or the TCFC Loan Documents (as appropriate) and any security for the Tracker Debt, the TCFC Debt or the GE Debt, as applicable.

         25. Waiver. No waiver shall be deemed to be made by any party to this Agreement of any of rights hereunder unless same shall be in writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights and/or the obligations of the waiving party in any other respect or at any other time.

         26. Binding Agreement; Entire Agreement; Governing Law. This Agreement shall inure to the benefit of and be binding upon the executors, administrators, personal representatives, successors and assigns of the parties to this Agreement. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof. This Agreement shall be governed and _______ in accordance with the laws of the State of Illinois.

         27. Severability. If any provision of this Agreement or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application thereof to other parties or circumstances will not affected thereby, the provisions of this Agreement begin severable in any such instance.

         28. Counterparts. This Agreement may be executed in counterparts, each of which may be deemed an original but all of which shall constitute but one instrument.

         29.   Notices.   All   notices,   demands,   instructions   and   other
communications required or permitted to be given to or made upon any party hereto shall be in writing personally delivered or sent by overnight courier or by facsimile machine, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent by facsimile machine or one (1) day after such notice is sent by overnight courier to the intended recipient thereof in accordance with the provisions of this Section 29. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 29 of this Agreement, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated for such party below:

         If to TCFC or Tax Refund Agent:        Transamerica Commercial Finance
                                                 Corporation
                                                5595 Trillium Boulevard
                                                Hoffman Estates, Illinois 60192
                                                Attn:  Sally Munn
                                                Phone:  (847) 747-7405
                                                Fax No.:  (847) 747-7461

         With a copy to:                        Steven Bright, Esq.
                                                Levenfeld Pearlstein
                                                211 Waukegan Road
                                                Suite 300
                                                Northfield, Illinois 60093
                                                Phone:  (847) 847-2175
                                                Fax:  (847) 441-9976

         If to GE:                              GE Commercial Distribution
                                                 Finance Corporation
                                                5480 Corporate Drive,
                                                Suite 300
                                                Troy, MI 48098
                                                Attn: T. Bowen & L. Oliver
                                                Phone: (248) 267-7900
                                                Fax No.: (248) 641-9840

         With a copy to:                        GE Commercial Distribution
                                                 Finance Corporation
                                                655 Maryville Centre Drive
                                                St. Louis, MO 63141
                                                Attn:  General Counsel
                                                Phone:  (314) 523-3000
                                                Fax No.:  (314) 523-3190

         If to Tracker:                         TMRC, L.L.P.
                                                c/o Tracker Marine LLC
                                                2500 East Kearny Street
                                                Springfield, MO 65803
                                                Attention:  Kenneth N. Burroughs
                                                Fax No.:  (417) 873-5052

         With a copy to:                        Gallop, Johnson & Neuman, L.C.
                                                101 South Hanley Road,
                                                Suite 1600
                                                St. Louis, MO 63105
                                                Attention:
                                                          Robert H. Wexler, Esq.
                                                Fax No.: (314) 615-6001


         30. JURISDICTION; WAIVER. THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT IS BEING SIGNED BY IN PARTIAL CONSIDERATION OF THEIR RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISIONS OF THIS AGREEMENT. ALL
PARTIES CONSENT TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. AL PARTIES WAIVE ANY RIGHTS TO COMMENCE ANY ACTION AGAINST IN ANY JURISDICTION EXCEPT THE AFORESAID COUNTY AND STATE. ALL PARTIES HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

 [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


         TCFC:                          TRANSAMERICA COMMERCIAL FINANCE
                                        CORPORATION


                                        By:_________________________________

                                        Title:  Vice President



         GE:                            GE COMMERCIAL DISTRIBUTION FINANCE
                                        CORPORATION


                                        By:________________________________

                                        Title:______________________________


         TRACKER:                       TMRC, L.L.P.


                                        By: ________________________________

                                        Title: _______________________________


         Tax Refund Agent:              TRANSAMERICA COMMERCIAL FINANCE
                                        CORPORATION



                                        By:________________________________

                                        Title:_______________________________

                                   SCHEDULE I
                                       TO
                             INTERCREDITOR AGREEMENT


                            GE Obligors and Locations
                            -------------------------

1.       Travis Boats & Motors, Inc.
2.       TBC Arkansas, Inc.
3.       Travis Boating Center Arlington, Inc.
4.       Travis Boating Center Beaumont, Inc.
5.       Travis Boating Center  Oklahoma, Inc.
6.       Travis Boating Center Tennessee, Inc.
7.       Travis Snowden Marine, Inc.
8.       Falcon Marine, Inc.
9.       Falcon Marine Abilene, Inc.
10.      Travis Boating Center Alabama, Inc.
11.      Travis Boating Center Louisiana, Inc.
12.      Travis  Boats  &  Motors  Baton  Rouge,  Inc.
13.      Travis  Boating  Center Mississippi,  Inc.
14.      Red River Marine Arkansas, Inc.
15.      Travis Boating Center Little Rock, Inc.
16.      Shelby Marine Center, Inc.
17.      Shelby Marine Pickwick, LLC

                                   SCHEDULE II
                                       TO
                             INTERCREDITOR AGREEMENT


                           TCFC Obligors and Locations
                           ---------------------------



1. Travis Boats & Motors, Inc.
2. Travis Boating Center Florida,  Inc.
3. Travis Boating Center Georgia, Inc.
4. TBC Management, Inc.
5. TBC Management,  Ltd.
6. Adventure  Marine Center,  Inc.
7. Adventure  Marine South, Inc.
8. Adventure Boat Brokerage, Inc.